UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2015

WESTERN ASSET

TOTAL RETURN

UNCONSTRAINED FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Total Return Unconstrained Fund for the six-month reporting period ended November 30, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2015

II	Western Asset Total Return Unconstrained Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the six months ended November 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Relatively solid growth was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s final reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.3%, as reported by the U.S. Department of Labor. By November 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5% and 1.6% in 2016. Japan’s economy is expected to expand 0.6% in 2015 and 1.0% in 2016. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014. However, the IMF believes emerging market growth will accelerate to 4.5% in 2016.

Western Asset Total Return Unconstrained Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. The Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the six months ended November 30, 2015. However, at its meeting that ended on December 16, 2015, after the reporting period ended, the Fed raised the federal funds rate for the first time since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.” However, in its official statement after the December meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.…The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, before the beginning of the reporting period. In January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, after the reporting period ended, the ECB extended its monthly bond buying program until at least March 2017. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2013 through October 23, 2015, with the last cut pushing rates down to 4.35%.

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2015?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury note was 0.61%. Its low for the period was 0.55% on July 8, 2015, and it peaked at 0.94% on November 23, 2015, as well as on the last day of the reporting period on November 30, 2015. The yield on the ten-year Treasury note began the period at 2.12%. Its low for the period of 2.01% occurred on August 24, 2015. Its peak of 2.50% was on June 10, 2015 and the ten-year Treasury note concluded the reporting period at 2.21%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. High-yield

IV	Western Asset Total Return Unconstrained Fund

corporate bonds and U.S. Treasury Inflation-Protected Securities (“TIPS”)v were among the weakest performers over the six months ended November 30, 2015. In contrast, sectors that are generally less sensitive to rising interest rates, such as asset-backed securities, posted positive results. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexvi, returned -0.12% during the six months ended November 30, 2015.

Q. How did the high-yield bond market perform over the six months ended November 30, 2015?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned -5.80% for the six months ended November 30, 2015. High yield bonds were volatile during the reporting period. While the high-yield default rate remained well below its long-term average, the asset class declined during five of the six months of the reporting period. In particular, the Energy sector and Metals & Mining industry fell sharply as commodity prices moved lower given weakening demand.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned -0.71% during the six months ended November 30, 2015. The asset class declined during three of the first four months of the reporting period. These setbacks were triggered by a number of factors, including concerns over economic growth in China, falling commodity prices, expectations for future Fed rate hikes and geopolitical issues. The asset class then rallied in October 2015 as investor risk appetite improved and was largely flat in November 2015.

Performance review

For the six months ended November 30, 2015, Class I shares of Western Asset Total Return Unconstrained Fund returned -1.07%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index and the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexix, returned -0.12% and 0.13%, respectively, for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned -2.62% over the same time frame.

Performance Snapshot as of November 30, 2015 (unaudited)
(excluding sales charges)	6 months
Western Asset Total Return Unconstrained Fund:
Class A	-1.19%
Class A2	-1.29%
Class C	-1.55%
Class FI	-1.21%
Class R	-1.45%
Class I	-1.07%
Class IS	-1.12%
Barclays U.S. Aggregate Index	-0.12%
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index	0.13%
Lipper Alternative Credit Focus Funds Category Average[1]	-2.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 281 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Total Return Unconstrained Fund	V

Investment commentary (cont’d)

value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended November 30, 2015 for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 2.72%, 2.41%, 2.02%, 2.76%, 2.53%, 3.01% and 3.12%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2015, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.18%, 1.41%, 1.90%, 1.18%, 1.46%, 0.91% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2015

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed- income securities falls. High-yield securities, commonly known as “junk bonds,” include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Western Asset Total Return Unconstrained Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

Western Asset Total Return Unconstrained Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2015 and May 31, 2015 and does not include short sales and derivatives, such as forward foreign currency contracts, futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2015 and held for the six months ended November 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.19%	$1,000.00	$988.10	1.11%	$5.52	Class A	5.00%	$1,000.00	$1,019.45	1.11%	$5.60
Class A2	-1.29	1,000.00	987.10	1.35	6.71	Class A2	5.00	1,000.00	1,018.25	1.35	6.81
Class C	-1.55	1,000.00	984.50	1.88	9.33	Class C	5.00	1,000.00	1,015.60	1.88	9.47
Class FI	-1.21	1,000.00	987.90	1.17	5.81	Class FI	5.00	1,000.00	1,019.15	1.17	5.91
Class R	-1.45	1,000.00	985.50	1.45	7.20	Class R	5.00	1,000.00	1,017.75	1.45	7.31
Class I	-1.07	1,000.00	989.30	0.90	4.48	Class I	5.00	1,000.00	1,020.50	0.90	4.55
Class IS	-1.12	1,000.00	988.80	0.80	3.98	Class IS	5.00	1,000.00	1,021.00	0.80	4.04

2	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

[1]	For the six months ended November 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

4	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 35.1%
Consumer Discretionary — 2.6%
Auto Components — 0.0%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	500,000	$509,500
Automobiles — 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	220,000	237,116
Ford Motor Co., Senior Notes	4.750%	1/15/43	1,280,000	1,225,921
General Motors Co., Senior Notes	3.500%	10/2/18	1,180,000	1,197,039
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	270,000	272,583
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	500,000	510,290
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	120,000	115,912
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	800,000	803,302
Total Automobiles				4,362,163
Hotels, Restaurants & Leisure — 0.6%
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	630,000	604,800
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,030,000	1,072,436
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,000,000	2,122,500	(a)
MGM Resorts International, Senior Notes	6.750%	10/1/20	1,140,000	1,190,947
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	590,000	591,475	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	1,030,000	1,056,471
Total Hotels, Restaurants & Leisure				6,638,629
Household Durables — 0.2%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	40,579
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	300,000	310,500
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	470,800
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	1,530,000	1,556,775	(a)
Total Household Durables				2,378,654
Media — 1.3%
21st Century Fox America Inc., Senior Bonds	8.450%	8/1/34	440,000	604,871
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	59,039
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	290,000	300,216	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	1,810,000	1,882,489	(a)
Comcast Corp., Senior Notes	3.375%	8/15/25	900,000	919,135
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	560,000	529,200
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,640,000	1,767,100
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,000,000	928,750
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	2,460,000	2,452,620	(a)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	1,560,000	1,540,500	(a)

See Notes to Financial Statements.

6	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Time Warner Cable Inc., Debentures	7.300%	7/1/38	650,000	$703,391
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,520,000	1,560,709
Time Warner Inc., Senior Notes	7.625%	4/15/31	380,000	478,090
UBM PLC, Notes	5.750%	11/3/20	920,000	989,344	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	1,370,000	1,251,741
Total Media				15,967,195
Specialty Retail — 0.1%
L Brands Inc., Senior Notes	8.500%	6/15/19	570,000	666,900
Total Consumer Discretionary				30,523,041
Consumer Staples — 2.7%
Beverages — 0.4%
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,860,000	2,111,100	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	2,220,000	2,314,286	(a)
Total Beverages				4,425,386
Food & Staples Retailing — 1.0%
Cencosud SA, Senior Notes	5.500%	1/20/21	3,400,000	3,551,429	(a)
Cencosud SA, Senior Notes	4.875%	1/20/23	870,000	850,769	(b)
CVS Health Corp., Senior Notes	2.750%	12/1/22	600,000	584,510
CVS Health Corp., Senior Notes	4.000%	12/5/23	620,000	651,003
CVS Health Corp., Senior Notes	3.875%	7/20/25	530,000	543,436
CVS Health Corp., Senior Notes	4.875%	7/20/35	700,000	731,373
CVS Health Corp., Senior Notes	5.750%	5/15/41	520,000	591,992
CVS Health Corp., Senior Notes	5.125%	7/20/45	1,740,000	1,854,003
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	21,020	22,630	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	33,103	36,505
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	68,854	76,441
Dollar Tree Inc., Senior Notes	5.250%	3/1/20	1,460,000	1,511,100	(a)
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	355,655
Kroger Co., Senior Notes	5.150%	8/1/43	560,000	591,293
Total Food & Staples Retailing				11,952,139
Food Products — 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	830,000	917,249
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	1,190,000	1,268,131	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,780,000	1,852,293	(a)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	820,000	849,232
Total Food Products				4,886,905
Tobacco — 0.9%
Altria Group Inc., Senior Notes	10.200%	2/6/39	1,110,000	1,831,210

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Altria Group Inc., Senior Notes	5.375%	1/31/44	2,140,000	$2,294,758
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	600,000	607,724
Reynolds American Inc., Senior Notes	8.125%	6/23/19	810,000	954,830	(a)
Reynolds American Inc., Senior Notes	3.250%	11/1/22	770,000	765,222
Reynolds American Inc., Senior Notes	3.750%	5/20/23	1,500,000	1,513,878	(a)
Reynolds American Inc., Senior Notes	5.850%	8/15/45	2,030,000	2,269,739
Total Tobacco				10,237,361
Total Consumer Staples				31,501,791
Energy — 5.5%
Energy Equipment & Services — 0.6%
Halliburton Co., Senior Bonds	3.800%	11/15/25	1,490,000	1,500,278
Halliburton Co., Senior Notes	4.850%	11/15/35	1,910,000	1,926,491
Halliburton Co., Senior Notes	5.000%	11/15/45	2,190,000	2,224,210
Transocean Inc., Senior Notes	5.550%	12/15/16	820,000	815,900
Transocean Inc., Senior Notes	3.000%	10/15/17	430,000	406,350
Total Energy Equipment & Services				6,873,229
Oil, Gas & Consumable Fuels — 4.9%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000	510,346
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	440,000	383,993
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	2,942,000	3,041,769
Antero Resources Corp., Senior Notes	5.375%	11/1/21	720,000	662,400
California Resources Corp., Senior Notes	6.000%	11/15/24	1,130,000	678,000
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	69,750
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,260,000	595,350
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	320,000	148,800
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	2,690,000	2,594,981
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	2,950,000	1,725,750	(a)
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	36,995
Devon Energy Corp., Senior Notes	5.000%	6/15/45	950,000	841,940
Ecopetrol SA, Senior Notes	5.875%	9/18/23	3,140,000	3,108,600
Ecopetrol SA, Senior Notes	5.875%	5/28/45	820,000	643,700
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.500%	11/15/20	104,000	83,200
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	970,000	785,700
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	440,000	134,200
Kerr-McGee Corp., Notes	6.950%	7/1/24	30,000	35,001

See Notes to Financial Statements.

8	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,220,000	$1,186,968
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	160,000	152,227	(a)
Kinder Morgan Inc., Senior Subordinated Notes	7.000%	6/15/17	490,000	510,854
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,360,000	2,466,200	(b)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,400,000	1,449,294	(a)
LUKOIL International Finance BV, Senior Notes	6.656%	6/7/22	350,000	365,750	(b)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,000,000	945,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	6/1/25	550,000	489,500
Noble Energy Inc., Senior Notes	4.150%	12/15/21	800,000	801,971
Petrobras Global Finance BV, Senior Notes	3.250%	3/17/17	610,000	570,350
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	800,000	648,800
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	5,090,000	3,550,275
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	1,704,058
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,360,000	924,936
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	7,000,000	5,775,000
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	4,220,000	4,228,862	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	380,000	362,900
QEP Resources Inc., Senior Notes	5.250%	5/1/23	785,000	700,613
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	203,550
Range Resources Corp., Senior Notes	4.875%	5/15/25	620,000	545,600	(a)
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	214,475
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	113,300
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	1,970,478
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	2,240,000	2,453,342	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,000,000	5,000	*(c)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	510,000	350,625
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,140,000	850,725	(a)
Shell International Finance BV, Senior Notes	4.375%	5/11/45	3,140,000	3,104,647
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	3,110,000	2,954,500	(a)
WPX Energy Inc., Senior Notes	8.250%	8/1/23	2,520,000	2,356,200
Total Oil, Gas & Consumable Fuels				58,036,475
Total Energy				64,909,704
Financials — 11.1%
Banks — 8.4%
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	12/16/15	370,000	278,888	(d)(e)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	3,050,000	$3,067,156	(d)(e)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	2,140,000	2,171,458	(d)(e)
Bank of America Corp., Senior Notes	3.875%	8/1/25	600,000	613,958
Bank of America Corp., Senior Notes	5.000%	1/21/44	3,440,000	3,689,001
Bank of America Corp., Senior Notes	4.875%	4/1/44	3,880,000	4,111,900
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	1,720,000	1,707,035
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,930,000	1,937,207
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,120,000	1,467,216	(a)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	950,000	976,125	(a)(d)(e)
BNP Paribas SA, Subordinated Notes	4.375%	9/28/25	1,810,000	1,787,572	(a)
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,322,212	(a)(d)(e)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,680,000	2,766,422	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	366,750
CIT Group Inc., Senior Notes	5.250%	3/15/18	1,550,000	1,608,125
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,021,250
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,050,000	1,032,937	(d)(e)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	3,650,000	3,499,072	(d)(e)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	650,000	639,438	(d)(e)
Citigroup Inc., Senior Notes	4.650%	7/30/45	2,130,000	2,167,652
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,680,000	1,844,988
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	2,610,000	2,608,463
Compass Bank, Subordinated Notes	3.875%	4/10/25	560,000	520,582
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	4.625%	12/1/23	2,150,000	2,240,106
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	4.375%	8/4/25	300,000	306,135
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.250%	8/4/45	1,490,000	1,573,181
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,700,000	1,921,000	(a)(d)(e)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	1,030,000	1,012,044	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,700,000	1,680,960	(d)(e)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	2,570,000	2,571,311	(d)(e)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,700,000	1,711,448
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	360,000	378,726
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,424,823	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	3,230,000	3,233,372	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,710,000	1,641,600	(d)(e)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	850,000	845,068

See Notes to Financial Statements.

10	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	1,550,000	$1,560,537
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	4,190,000	4,238,022
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,230,000	1,253,010
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,390,000	1,390,000	(e)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	983,776	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,700,000	1,851,467
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	8,320,000	8,556,030
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	900,000	900,689	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,860,000	1,908,481	(a)
UBS Group Funding Jersey Ltd., Senior Notes	4.125%	9/24/25	850,000	853,727	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	1,380,000	1,405,875	(d)(e)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	4,768,000	5,054,638
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	820,000	833,312
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	3,740,000	3,850,655
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	497,172
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,090,000	1,067,694
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	950,000	966,818
Total Banks				98,917,084
Capital Markets — 0.9%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	2,110,000	2,111,962	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	12/31/15	1,650,000	1,179,750	(d)(e)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	740,000	739,916
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	687,970
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	1,910,000	2,304,323
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,610,000	1,615,120
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	2,030,000	2,017,893
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	12/31/15	100,000	0	*(c)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	*(c)(f)(g)(h)
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	347,916
Total Capital Markets				11,004,850
Consumer Finance — 0.5%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,140,000	1,359,450
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	2,020,000	2,342,202
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,288,000	1,307,320
Navient Corp., Senior Notes	5.500%	1/15/19	640,000	615,680
Total Consumer Finance				5,624,652

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,850,000	$1,870,812
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	1,440,000	1,441,800
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,150,000	1,174,438
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	120,000	120,900	(a)
General Electric Capital Corp., Senior Notes	5.875%	1/14/38	1,320,000	1,618,831
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	670,000	917,450
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	506,250	(a)(d)
Total Diversified Financial Services				7,650,481
Insurance — 0.3%
ACE INA Holdings Inc., Senior Notes	3.350%	5/3/26	520,000	518,619
ACE INA Holdings Inc., Senior Notes	4.350%	11/3/45	920,000	920,329
MetLife Inc., Junior Subordinated Bonds	5.250%	6/15/20	1,250,000	1,257,813	(d)(e)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	870,000	958,088
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	220,000	273,748	(a)
Total Insurance				3,928,597
Real Estate Management & Development — 0.2%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	2,580,000	2,679,196	(b)
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	760,000	778,046
Total Financials				130,582,906
Health Care — 2.7%
Biotechnology — 0.4%
AbbVie Inc., Senior Subordinated Notes	4.500%	5/14/35	620,000	602,367
AbbVie Inc., Senior Subordinated Notes	4.700%	5/14/45	320,000	314,458
Celgene Corp., Senior Notes	3.625%	5/15/24	500,000	496,660
Celgene Corp., Senior Notes	5.000%	8/15/45	1,940,000	1,939,843
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	700,000	719,654
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,170,000	1,181,002
Total Biotechnology				5,253,984
Health Care Equipment & Supplies — 0.5%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,970,000	1,940,450
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,750,000	2,475,000	(a)
Medtronic Inc., Senior Notes	3.500%	3/15/25	2,030,000	2,055,103
Total Health Care Equipment & Supplies				6,470,553

See Notes to Financial Statements.

12	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — 1.1%
Anthem Inc., Senior Notes	3.125%	5/15/22	500,000	$492,591
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,690,000	1,343,550
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	600,000	576,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	430,000	438,600	(a)
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	625,691
HCA Inc., Senior Notes	7.500%	2/15/22	1,910,000	2,134,425
Humana Inc., Senior Notes	3.150%	12/1/22	1,160,000	1,143,634
Humana Inc., Senior Notes	8.150%	6/15/38	480,000	654,634
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	174,033
Tenet Healthcare Corp., Senior Notes	5.000%	3/1/19	1,050,000	1,010,625
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	70,000	69,781
UnitedHealth Group Inc., Senior Notes	4.625%	7/15/35	1,200,000	1,266,197
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	650,000	684,207
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,320,000	2,169,200
Total Health Care Providers & Services				12,783,168
Pharmaceuticals — 0.7%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	2,010,000	1,974,455
Baxalta Inc., Senior Notes	5.250%	6/23/45	720,000	723,829	(a)
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	700,000	645,750
Merck & Co. Inc., Senior Notes	3.700%	2/10/45	1,970,000	1,822,011
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	560,000	551,976
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,600,000	1,432,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	710,000	671,007	(a)
Total Pharmaceuticals				7,821,028
Total Health Care				32,328,733
Industrials — 1.3%
Aerospace & Defense — 0.2%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	560,000	490,000	(a)
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	470,000	476,560
Lockheed Martin Corp., Senior Notes	4.700%	5/15/46	1,290,000	1,320,887
Total Aerospace & Defense				2,287,447
Airlines — 0.2%
Air 2 US, Notes	8.027%	10/1/19	198,376	207,303	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	28,231	29,784
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,786,889	2,023,652
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	46,933	49,162

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	581,120	$668,649
US Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	151,619	160,716
Total Airlines				3,139,266
Commercial Services & Supplies — 0.3%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	320,628
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,410,000	1,515,750
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	310,000	313,292
Waste Management Inc., Senior Notes	3.500%	5/15/24	480,000	483,570
West Corp., Senior Notes	5.375%	7/15/22	1,330,000	1,206,975	(a)
Total Commercial Services & Supplies				3,840,215
Construction & Engineering — 0.0%
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	540,000	129,600	*(a)(c)
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	4.150%	11/2/42	2,170,000	2,029,796
Industrial Conglomerates — 0.1%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	721,000	(a)
Machinery — 0.2%
Case New Holland Industrial Inc., Senior Notes	7.875%	12/1/17	650,000	695,403
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,290,000	1,331,925	(a)
Total Machinery				2,027,328
Road & Rail — 0.1%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,180,000	1,156,400	(a)
Total Industrials				15,331,052
Information Technology — 1.0%
Communications Equipment — 0.2%
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	3,290,000	2,734,342
Internet Software & Services — 0.1%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	600,000	651,000
IT Services — 0.2%
First Data Corp., Senior Notes	7.000%	12/1/23	1,020,000	1,028,925	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	930,000	930,000	(a)
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	767,750	(a)
Total IT Services				2,726,675
Semiconductors & Semiconductor Equipment — 0.2%
Intel Corp., Senior Notes	3.700%	7/29/25	70,000	72,907
Intel Corp., Senior Notes	4.900%	7/29/45	2,020,000	2,133,132
Micron Technology Inc., Senior Notes	5.250%	8/1/23	120,000	112,800	(a)

See Notes to Financial Statements.

14	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — continued
Micron Technology Inc., Senior Notes	5.500%	2/1/25	490,000	$454,475
Total Semiconductors & Semiconductor Equipment				2,773,314
Software — 0.3%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	320,000	337,002	(a)
Microsoft Corp., Senior Notes	4.750%	11/3/55	2,730,000	2,745,086
Total Software				3,082,088
Total Information Technology				11,967,419
Materials — 3.2%
Chemicals — 0.5%
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	380,000	362,425
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	1,660,000	1,091,450
Hexion Inc., Senior Secured Notes	6.625%	4/15/20	270,000	195,750
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,362,517
OCP SA, Senior Notes	5.625%	4/25/24	2,760,000	2,801,400	(a)
Total Chemicals				5,813,542
Construction Materials — 0.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	4,250,000	4,552,813	(a)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	450,000	396,000	(a)
Total Construction Materials				4,948,813
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	980,000	1,029,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,000,000	1,048,750	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.337%	12/15/19	1,790,000	1,758,675	(a)(d)
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	475,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	830,000	842,450
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	660,000	676,500
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	70,000	71,086
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	40,000	40,824
Total Containers & Packaging				5,942,285
Metals & Mining — 1.8%
Alcoa Inc., Senior Notes	5.870%	2/23/22	1,170,000	1,189,012
ArcelorMittal, Senior Bonds	6.125%	6/1/25	160,000	126,008
ArcelorMittal, Senior Notes	5.500%	2/25/17	20,000	19,803
ArcelorMittal, Senior Notes	6.500%	3/1/21	270,000	235,575

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
ArcelorMittal, Senior Notes	8.000%	10/15/39	830,000	$626,758
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	1,480,000	1,302,327
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	510,000	487,913
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	1,330,000	1,326,675	(a)(d)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,980,000	1,910,700	(a)
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	486,540	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	2,470,000	2,000,700	(a)
Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	510,000	429,614
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	2,820,000	987,000	(b)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	790,000	816,663	(a)(i)
Schaeffler Holding Finance BV, Senior Secured Notes	6.250%	11/15/19	860,000	909,450	(a)(i)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,750,000	1,560,785
Southern Copper Corp., Senior Notes	5.250%	11/8/42	4,400,000	3,281,788
Volcan Cia Minera SAA, Senior Notes	5.375%	2/2/22	3,760,000	3,261,800	(a)
Total Metals & Mining				20,959,111
Total Materials				37,663,751
Telecommunication Services — 4.1%
Diversified Telecommunication Services — 3.2%
AT&T Inc., Senior Notes	4.500%	5/15/35	2,330,000	2,186,658
AT&T Inc., Senior Notes	4.750%	5/15/46	5,740,000	5,376,934
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	1,080,000	1,115,100	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	2,170,000	2,291,114	(a)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	2,310,000	2,279,138	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	1,710,000	2,511,718
CenturyLink Inc., Senior Notes	5.625%	4/1/20	2,560,000	2,537,600
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,670,000	2,319,563	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	2,260,000	1,875,800
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,510,000	1,536,048	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	85,463
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	252,960
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	2,050,000	1,957,750	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,170,000	1,246,050	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,720,000	3,040,519
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	655,000	763,880
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	4,785,000	5,769,854
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	666,000	630,061
Total Diversified Telecommunication Services				37,776,210

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 0.9%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	400,000	$396,748	(a)
Sprint Communications Inc., Senior Notes	8.375%	8/15/17	2,310,000	2,304,225
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,200,000	2,376,000	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	4,810,000	4,935,252	(a)
Total Wireless Telecommunication Services				10,012,225
Total Telecommunication Services				47,788,435
Utilities — 0.9%
Electric Utilities — 0.4%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,030,000	1,241,729
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	910,000	1,091,589
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	300,000	350,666
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	2,300,000	2,351,750	(b)
Total Electric Utilities				5,035,734
Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	260,000	268,450	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	915,837	943,312
Mirant Mid Atlantic LLC, Pass-Through Certificates, Senior Secured Notes	9.125%	6/30/17	4,024,595	4,105,086
Total Independent Power and Renewable Electricity Producers				5,316,848
Total Utilities				10,352,582
Total Corporate Bonds & Notes (Cost — $429,253,828)				412,949,414
Asset-Backed Securities — 8.2%
AASET, 2014-1 B	7.375%	12/15/29	1,858,974	1,837,038	(d)(h)
Access Group Inc., 2004-A B1	1.699%	7/1/39	7,400,000	6,002,880	(d)
Access Group Inc., 2005-B B2	0.820%	7/25/35	3,298,657	2,978,442	(d)
Access Group Inc., 2007-1 C	0.720%	10/25/35	1,497,631	1,279,751	(d)
ACE Securities Corp., 2006-GP1 A	0.481%	2/25/31	146,042	142,115	(d)
ALM Loan Funding, 2014-14A C	3.773%	7/28/26	1,000,000	939,447	(a)(d)
American Money Management Corp., 2015-16A E	5.921%	4/14/27	3,050,000	2,620,560	(a)(d)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.256%	7/25/32	244,772	236,364	(d)
Apidos CLO, 2015-21A D	5.827%	7/18/27	750,000	642,060	(a)(d)
Asset Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4	1.166%	4/25/35	1,250,000	1,171,372	(d)
Associates Manufactured Housing Pass-Through Certificates, 1997-CLB2	8.900%	6/15/28	1,127,121	1,088,235	(g)
Avery Point CLO Ltd., 2015-6A E1	5.783%	8/5/27	1,750,000	1,481,025	(a)(d)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A C	3.750%	7/20/20	4,000,000	4,016,881	(a)
Bowman Park CLO Ltd., 2014-1A D1	4.082%	11/23/25	2,000,000	1,902,296	(a)(d)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
Cent CLO LP, 2015-23A D	5.715%	4/17/26	1,250,000		$1,067,705	(a)(d)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664		143,328
Citigroup Mortgage Loan Trust Inc., 2007-WFH4 M1	1.871%	7/25/37	3,063,000		2,704,291	(d)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	2,490,000		2,490,000	(a)(g)
DRB Prime Student Loan Trust, 2015-B A2	3.170%	7/25/31	4,422,677		4,451,588	(a)
Dryden Senior Loan Fund, 2015-40A E	6.312%	8/15/28	2,590,000		2,264,437	(a)(d)
Earnest Student Loan Investment Trust	4.050%	5/25/39	1,757,283		1,757,283	(a)(h)
Earnest Student Loan Investment Trust	3.850%	11/25/39	400,000		400,000	(a)(h)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.171%	10/25/35	1,358,791		1,166,940	(d)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000		766,420
Fremont Home Loan Trust, 2006-B 2A2	0.321%	8/25/36	434,979		176,075	(d)
Galaxy CLO Ltd., 2015-20A E	5.781%	7/20/27	1,750,000		1,492,750	(a)(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.377%	12/25/36	703,741		616,727	(d)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	5.482%	7/20/27	3,250,000		2,700,841	(a)(d)
Greenpoint Manufactured Housing, 1999-2 A2	2.898%	3/18/29	325,000		285,096	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	3.557%	6/19/29	150,000		130,500	(d)
Greenpoint Manufactured Housing, 1999-4 A2	3.696%	2/20/30	175,000		152,250	(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.695%	2/20/32	275,000		252,533	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.693%	3/13/32	350,000		317,344	(d)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	1,374,316		131,291
GSAMP Trust, 2006-SEA1 A	0.521%	5/25/36	42,443		42,054	(a)(d)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.521%	9/25/36	107,210		102,157	(a)(d)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.901%	2/25/36	134,416		132,798	(d)
Jamestown CLO Ltd., 2015-8A D2	7.114%	1/15/28	2,000,000		1,720,000	(a)(d)
Lehman XS Trust, 2006-16N A4B	0.461%	11/25/46	97,613		25,224	(d)
Lehman XS Trust, 2006-GP3 2A2	0.441%	6/25/46	21,072		5,974	(d)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,372,000	EUR	1,485,826	(a)(g)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	2,352,000	EUR	2,547,130	(a)(g)
MASTR Specialized Loan Trust, 2006-3 A	0.481%	6/25/46	234,640		205,921	(a)(d)
MASTR Specialized Loan Trust, 2007-1 A	0.591%	1/25/37	247,453		160,944	(a)(d)
National Collegiate Student Loan Trust, 2006-3 A4	0.491%	3/26/29	2,210,000		2,019,329	(d)
National Collegiate Student Loan Trust, 2007-4 A3L	1.071%	3/25/38	5,691,480		4,022,381	(d)
Neuberger Berman CLO Ltd., 2015-19A D	5.539%	7/15/27	3,250,000		2,777,125	(a)(d)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	151,896		155,978	(d)
Option One Mortgage Loan Trust, 2005-1 A4	1.021%	2/25/35	278,226		276,640	(d)
Parklane Trust, 2015-B	1.000%	10/25/25	2,000,000		2,000,000	(g)

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Pinnacle Park CLO Ltd., 2014-1A D	3.821%	4/15/26	350,000	$326,854	(a)(d)
RAAC Series, 2005-SP2 2A	0.521%	6/25/44	1,806,813	1,539,359	(d)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.461%	8/25/36	4,547,514	2,659,845	(d)
Security National Mortgage Loan Trust, 2005-2A A3	6.213%	2/25/36	1,894,637	1,758,740	(a)(d)
Security National Mortgage Loan Trust, 2007-1A 2A	0.571%	4/25/37	257,131	217,145	(a)(d)
SLM Student Loan Trust, 2008-4 A4	1.970%	7/25/22	2,430,000	2,445,200	(d)
SLM Student Loan Trust, 2008-5 A4	2.020%	7/25/23	2,530,000	2,547,307	(d)
SLM Student Loan Trust, 2008-8 A4	1.820%	4/25/23	2,725,000	2,726,197	(d)
SMB Private Education Loan Trust, 2015-A C	4.500%	10/15/48	5,000,000	4,747,778	(a)
SoFi Consumer Loan Program	3.280%	9/15/23	6,557,317	6,540,924	(a)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	3,840,721	3,825,209
Total Asset-Backed Securities (Cost — $100,229,216)				96,819,904
Collateralized Mortgage Obligations — 15.3%
Banc of America Funding Corp., 2015-R2 10A1	0.384%	6/29/37	2,750,358	2,644,352	(a)(d)
Banc of America Funding Corp., 2015-R2 4A1	0.359%	9/29/36	3,264,338	3,070,110	(a)(d)
Banc of America Funding Corp., 2015-R2 4A2	0.407%	9/29/36	7,212,975	3,593,504	(a)(d)
Banc of America Funding Corp., 2015-R2 9A2	0.414%	3/27/36	6,486,862	3,203,393	(a)(d)
Banc of America Funding Corp., 2015-R4 6A1	0.334%	8/27/36	5,006,357	4,755,216	(a)(d)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.623%	7/25/33	9,190	8,778	(d)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.497%	2/25/34	16,682	15,979	(d)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.677%	12/15/19	8,300,000	8,290,040	(a)(d)
BBCCRE Trust, 2015-GTP E	4.715%	8/10/33	3,430,000	3,208,765	(a)(d)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.468%	12/25/33	334,414	338,540	(d)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.877%	9/25/34	37,844	37,634	(d)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.061%	11/25/34	41,771	40,891	(d)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.721%	3/25/35	17,855	17,529	(d)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.381%	12/25/46	616,908	483,152	(d)
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1	0.381%	1/25/37	3,397,196	2,622,521	(d)
BLCP Hotel Trust, 2014-CLMZ M	5.925%	8/15/29	3,059,050	3,043,511	(a)(d)
Carefree Portfolio Trust, 2014-CMZB MZB	7.919%	11/15/29	6,000,000	5,976,164	(a)(d)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	240,000	205,931
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	250,000	212,500	(d)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	360,000	354,938
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.350%	12/10/49	3,230,000	2,922,633	(d)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.481%	11/25/35	292,842	210,808	(d)
Citigroup Mortgage Loan Trust Inc., 2015-2 2A1	1.083%	11/25/46	2,716,941	2,648,159	(a)(d)
Citigroup Mortgage Loan Trust Inc., 2015-2 5A1	0.447%	3/25/47	2,979,105	2,757,111	(a)(d)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
CitiMortgage Alternative Loan Trust, 2007-A5 1A4, IO	5.379%	5/25/37	24,367,395		$4,138,787	(d)
Commercial Mortgage Trust, 2013-CR09 E	4.399%	7/10/45	1,392,000		1,157,174	(a)(d)
Commercial Mortgage Trust, 2013-CR12 E	5.254%	10/10/46	630,000		548,801	(a)(d)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	2,361,240		2,229,926
Countrywide Alternative Loan Trust, 2005-51 2A1	0.507%	11/20/35	237,018		197,054	(d)
Countrywide Alternative Loan Trust, 2005-52CB 1A2, IO	4.879%	11/25/35	12,572,434		1,545,539	(d)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.481%	1/25/46	202,380		167,311	(d)
Countrywide Alternative Loan Trust, 2006-04CB 1A4, IO	5.079%	4/25/36	14,559,764		2,578,945	(d)
Countrywide Alternative Loan Trust, 2006-08T1 1A1	0.721%	4/25/36	3,453,127		2,160,691	(d)
Countrywide Alternative Loan Trust, 2006-08T1 1A2, IO	5.279%	4/25/36	8,058,891		1,187,132	(d)
Countrywide Alternative Loan Trust, 2006-21CB A6, IO	5.379%	7/25/36	4,946,513		951,176	(d)
Countrywide Alternative Loan Trust, 2006-J1 1A7	0.921%	2/25/36	3,597,778		2,720,567	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.208%	6/19/31	22,804		21,723	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-60 1A1	2.606%	2/25/34	184,723		181,731	(d)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	885,000		859,693
Credit Suisse European Mortgage Capital Ltd., 2014-1MGN B	3.750%	7/20/22	2,276,942	EUR	2,405,702	(a)(d)(g)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.012%	6/15/38	2,486,189		2,428,215	(d)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.394%	6/27/46	3,706,036		3,488,485	(a)(d)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	1,070,000		976,006	(a)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	4,280,000		3,696,059	(a)
Credit Suisse Mortgage Trust, 2015-2R 3A1	0.404%	4/27/36	2,915,351		2,649,601	(a)(d)
Credit Suisse Mortgage Trust, 2015-2R 7A1	2.601%	8/27/36	2,553,689		2,558,001	(a)(d)
Credit Suisse Mortgage Trust, 2015-3R 1A1	0.396%	7/29/37	1,907,831		1,786,753	(a)(d)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	3,900,000		3,870,750	(a)(g)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.671%	6/25/34	82,940		76,305	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.303%	7/15/37	1,836,079		337,374	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.800%	7/25/21	1,602,153		122,145	(d)
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.359%	9/25/40	1,214,214		233,708	(d)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	163,485		188,459
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	1,953,211		257,340
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.366%	2/25/36	280,507		224,211	(d)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	15,211,288		155,236	(a)
GE Business Loan Trust, 2006-1A C	0.617%	5/15/34	950,485		862,752	(a)(d)
GE Business Loan Trust, 2006-2A C	0.577%	11/15/34	825,616		734,073	(a)(d)

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	830,000	$820,829	(d)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.855%	9/16/46	18,781,515	750,359	(d)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.510%	2/16/53	4,872,263	199,524	(d)
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	2,139,480	1,916,730
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.072%	9/16/44	6,042,066	401,548	(d)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.026%	6/16/55	983,797	62,181	(d)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.212%	2/16/48	2,836,736	186,836	(d)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.954%	9/16/55	5,421,518	347,729	(d)
Government National Mortgage Association (GNMA), 2014-134 IA, IO	0.713%	1/16/55	75,301,622	3,095,070	(d)
Government National Mortgage Association (GNMA), 2015-073 IO, IO	0.895%	11/16/55	9,773,162	710,023	(d)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.447%	4/25/36	611,180	1,432,606	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.451%	4/25/36	207,498	180,537	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.431%	4/25/36	2,351,249	1,761,135	(d)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	425,000	424,553
GS Mortgage Securities Trust, 2013-GC14 F	4.929%	8/10/46	890,000	742,676	(a)(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.571%	1/25/36	1,780,783	1,550,478	(a)(d)
GSMSC Resecuritization Trust, 2015-2R A	1.034%	6/26/36	6,052,950	5,915,334	(a)(d)
HarborView Mortgage Loan Trust, 2006-13 A	0.383%	11/19/46	274,656	205,669	(d)
IMPAC CMB Trust, 2004-5 1A1	0.941%	10/25/34	282,885	266,525	(d)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	3.019%	6/25/36	4,272,615	2,946,369	(d)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	82,842	83,976
JPMBB Commercial Mortgage Securities Trust, 2015-C27 F	3.000%	2/15/48	2,700,000	1,547,640	(a)(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C27 G	3.000%	2/15/48	2,049,500	1,009,994	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.105%	4/15/45	2,090,000	1,941,374	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,980,000	1,947,703	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.422%	10/15/19	1,700,000	1,688,355	(a)(d)
JPMorgan Reremic, 2014-6 3A1	0.404%	7/27/46	4,659,750	4,340,090	(a)(d)
JPMorgan Reremic, 2015-1 1A3	0.354%	12/27/46	15,840,000	8,530,260	(a)(d)
Lehman Mortgage Trust, 2006-8 2A2, IO	6.359%	12/25/36	13,813,892	4,386,019	(d)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Lehman Mortgage Trust, 2007-1 2A3, IO	6.409%	2/25/37	4,669,124		$1,596,048	(d)
MASTR ARM Trust, 2003-3 3A4	2.242%	9/25/33	985,209		980,860	(d)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	2.732%	5/25/34	169,877		169,158	(d)
Merrill Lynch Mortgage Trust, 2006-C2 AJ	5.802%	8/12/43	600,000		602,802	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	3,157,000		3,133,575	(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	840,000		839,084	(d)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,185,000		1,011,657
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.851%	8/25/34	41,822		41,205	(d)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.934%	3/25/36	294,614		238,302	(d)
Nomura Asset Acceptance Corp., 2006-AF2 4A	3.332%	8/25/36	242,672		185,501	(d)
Residential Accredit Loans Inc., 2006-QO2 A1	0.441%	2/25/46	3,215,563		1,408,825	(d)
Residential Accredit Loans Inc., 2006-QO3 A1	0.431%	4/25/46	5,790,142		2,724,213	(d)
Residential Accredit Loans Inc., 2006-QO3 A2	0.481%	4/25/46	915,764		436,849	(d)
Residential Accredit Loans Inc., 2007-QO1 A1	0.371%	2/25/47	1,575,476		1,234,007	(d)
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.329%	2/25/36	14,471,786		2,675,315	(d)
Sequoia Mortgage Trust, 2007-4 4A1	2.754%	7/20/47	801,323		670,004	(d)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	7.347%	7/25/23	1,070,000		1,231,104	(d)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	10.971%	3/25/25	2,298,940		2,624,126	(d)
Structured ARM Loan Trust, 2004-04 3A2	2.571%	4/25/34	425,110		425,183	(d)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.943%	12/19/33	52,045		50,000	(d)
Structured Asset Securities Corp., 2002-08A 7A1	1.901%	5/25/32	12,671		12,396	(d)
Structured Asset Securities Corp., 2002-11A 1A1	1.942%	6/25/32	2,456		2,241	(d)
Structured Asset Securities Corp., 2002-16A 1A1	2.703%	8/25/32	130,078		128,011	(d)
Structured Asset Securities Corp., 2002-18A 1A1	2.762%	9/25/32	4,808		4,815	(d)
Structured Asset Securities Corp., 2004-NP1 A	1.021%	9/25/33	89,283		87,732	(a)(d)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.121%	3/25/44	21,620		19,542	(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	2,080,000		1,428,398	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	3,650,000		1,458,394	(a)(d)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.792%	1/15/45	1,630,000		1,606,943	(a)(d)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/19/22	3,537,358		3,491,345	(a)(d)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	750,000		565,849	(a)
Wells Fargo Commercial Mortgage Trust, 2015-C26 E	3.250%	2/15/48	1,730,000		1,115,127	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.723%	5/25/35	123,045		122,911	(d)
Total Collateralized Mortgage Obligations (Cost — $179,217,357)					180,073,228
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost — $36,634)	9.000%	1/31/20	285,000	MXN	36,102	(a)

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mortgage-Backed Securities — 2.1%
FHLMC — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	674,917		$721,926
FNMA — 2.0%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	993,553		1,095,328
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	980,693		1,094,755
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	16,687,095		17,397,446
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	1,633,595		1,745,685
Federal National Mortgage Association (FNMA)	3.500%	12/10/45	2,100,000		2,174,977	(j)
Total FNMA					23,508,191
GNMA — 0.0%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	256,098		278,166
Total Mortgage-Backed Securities (Cost — $24,120,556)					24,508,283
Municipal Bonds — 0.1%
Texas — 0.1%
North Texas State Higher Education Authority Revenue, Taxable — LIBOR Floating (Cost — $1,436,140)	1.426%	4/1/40	1,469,279		1,464,739	(d)
Non-U.S. Treasury Inflation Protected Securities — 3.6%
Brazil — 0.1%
Federative Republic of Brazil, Notes	6.000%	8/15/50	6,889,171	BRL	1,560,017
Germany — 0.6%
Bundesrepublik Deutscheland, Inflation Linked Bond	0.100%	4/15/26	5,622,129	EUR	6,491,944	(b)
Japan — 2.9%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	1,120,520,000	JPY	9,630,464
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/24	1,700,000,000	JPY	14,673,030
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	103,400,000	JPY	888,686
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/25	1,002,000,000	JPY	8,648,456
Total Japan					33,840,636
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $45,440,745)					41,892,597
Senior Loans — 2.8%
Consumer Discretionary — 1.5%
Auto Components — 0.0%
Schaeffler AG, USD Term Loan B	4.250%	5/15/20	206,462		206,849	(k)(l)
Distributors — 0.1%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	939,103		932,060	(k)(l)(m)
Hotels, Restaurants & Leisure — 0.3%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/12/21	1,176,899		1,171,855	(k)(l)(m)
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	1,053,822		1,047,895	(k)(l)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Term Loan B	3.500%	12/20/19	489,924	$486,740	(k)(l)
Mohegan Tribal Gaming Authority, New Term Loan B	5.500%	6/15/18	1,500,000	1,472,500	(k)(l)
Total Hotels, Restaurants & Leisure				4,178,990
Media — 0.4%
Charter Communications Operating LLC, Term Loan I	—	1/24/23	1,180,000	1,172,809	(m)
CSC Holdings Inc., New Term Loan B	2.732%	4/17/20	365,585	363,757	(k)(l)
Neptune Finco Corp., 2015 Term Loan B	—	10/9/22	1,250,000	1,246,875	(m)
TWCC Holding Corp., Term Loan B1	5.750%	2/11/20	881,825	880,722	(k)(l)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	710,444	700,343	(k)(l)
Total Media				4,364,506
Multiline Retail — 0.2%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	1,989,924	1,859,833	(k)(l)
Specialty Retail — 0.5%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	1,396,297	1,325,319	(k)(l)
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	977,444	966,692	(k)(l)
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	1,029,727	1,006,558	(k)(l)
PetSmart Inc., Term Loan B	4.250%	3/11/22	1,492,500	1,465,822	(k)(l)
Staples Inc., Term Loan B	—	4/7/21	1,500,000	1,479,583	(m)
Total Specialty Retail				6,243,974
Total Consumer Discretionary				17,786,212
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Murray Energy Corp., Term Loan B2	7.500%	4/16/20	1,396,500	937,401	(k)(l)
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Air Medical Group Holdings Inc., Term Loan B	4.500%	4/28/22	1,496,250	1,461,960	(k)(l)
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	966,432	939,614	(k)(l)
Radnet Management Inc., Term Loan B	4.250-5.500%	10/10/18	920,331	912,853	(k)(l)
Total Health Care				3,314,427
Industrials — 0.3%
Airlines — 0.1%
American Airlines Inc., New Term Loan	3.250%	6/26/20	1,496,193	1,478,425	(k)(l)
Commercial Services & Supplies — 0.1%
Kronos Inc., Initial Incremental Term Loan	4.500%	10/30/19	975,796	969,087	(k)(l)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	442,722	437,465	(k)(l)
Total Commercial Services & Supplies				1,406,552
Machinery — 0.1%
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	248,101	226,269	(k)(l)

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — continued
Intelligrated Inc., First Lien Term Loan	4.500-5.750%	7/30/18	970,073		$947,033	(k)(l)
Total Machinery					1,173,302
Total Industrials					4,058,279
Information Technology — 0.1%
IT Services — 0.1%
First Data Corp., Extended 2021 Term Loan	4.212%	3/24/21	750,000		746,919	(k)(l)
Software — 0.0%
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	299,000		299,045	(k)(l)
Total Information Technology					1,045,964
Materials — 0.1%
Containers & Packaging — 0.1%
Consolidated Container Co., LLC, New Term Loan	5.000%	7/3/19	742,347		687,599	(k)(l)
Metals & Mining — 0.0%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/30/19	635,040		517,784	(k)(l)
Total Materials					1,205,383
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.2%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	478,252		446,567	(k)(l)
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.500%	6/30/23	1,509,982		1,486,153	(k)(l)(m)
Total Diversified Telecommunication Services					1,932,720
Wireless Telecommunication Services — 0.1%
T-Mobile USA Inc., Term Loan B	—	10/30/22	770,000		770,682	(m)
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	957,885		948,307	(k)(l)
Total Wireless Telecommunication Services					1,718,989
Total Telecommunication Services					3,651,709
Utilities — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	980,000		975,713	(k)(l)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	127,150		125,878	(k)(l)
Total Utilities					1,101,591
Total Senior Loans (Cost — $33,943,681)					33,100,966
Sovereign Bonds — 3.0%
Brazil — 0.4%
Federative Republic of Brazil, Notes	10.000%	1/1/25	5,000,000	BRL	955,021
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	18,494,000	BRL	4,535,528
Total Brazil					5,490,549

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Ecuador — 0.1%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	970,000		$814,800	(a)
Mexico — 2.1%
United Mexican States, Senior Bonds	6.500%	6/9/22	338,026,900	MXN	21,131,949
United Mexican States, Senior Bonds	10.000%	12/5/24	19,150,000	MXN	1,465,396
United Mexican States, Senior Bonds	7.750%	11/13/42	26,991,900	MXN	1,802,810
Total Mexico					24,400,155
Poland — 0.0%
Republic of Poland, Bonds	5.250%	10/25/20	180,000	PLN	51,053
Russia — 0.4%
Russian Federal Bond, Bonds	8.150%	2/3/27	259,800,000	RUB	3,585,475
Russian Federal Bond, Senior Bonds	7.000%	1/25/23	83,990,000	RUB	1,099,218
Total Russia					4,684,693
Total Sovereign Bonds (Cost — $42,995,922)					35,441,250
U.S. Government & Agency Obligations — 10.5%
U.S. Government Agencies — 0.1%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000		1,849,978
U.S. Government Obligations — 10.4%
U.S. Treasury Bonds	3.375%	5/15/44	10,000,000		10,760,160
U.S. Treasury Bonds	2.875%	8/15/45	620,000		604,815
U.S. Treasury Bonds	3.000%	11/15/45	4,880,000		4,888,960
U.S. Treasury Notes	0.500%	7/31/16	420,000		419,852
U.S. Treasury Notes	1.500%	7/31/16	360,000		362,222
U.S. Treasury Notes	1.000%	8/31/16	950,000		952,634
U.S. Treasury Notes	0.750%	6/30/17	860,000		858,622
U.S. Treasury Notes	0.500%	7/31/17	1,670,000		1,660,084
U.S. Treasury Notes	1.375%	7/31/18	30,000		30,179
U.S. Treasury Notes	1.500%	8/31/18	720,000		726,440
U.S. Treasury Notes	1.250%	11/30/18	630,000		630,296
U.S. Treasury Notes	1.625%	7/31/19	630,000		634,676
U.S. Treasury Notes	1.750%	9/30/19	520,000		525,667
U.S. Treasury Notes	1.500%	11/30/19	470,000		469,982
U.S. Treasury Notes	1.625%	12/31/19	290,000		291,212
U.S. Treasury Notes	1.375%	10/31/20	50,040,000		49,359,756
U.S. Treasury Notes	1.875%	10/31/22	6,710,000		6,657,843
U.S. Treasury Notes	2.375%	8/15/24	1,970,000		2,000,781
U.S. Treasury Notes	2.000%	8/15/25	3,560,000		3,488,939
U.S. Treasury Notes	2.250%	11/15/25	270,000		270,770

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	85,870,000	$36,417,467
Total U.S. Government Obligations				122,011,357
Total U.S. Government & Agency Obligations (Cost — $115,809,505)				123,861,335
U.S. Treasury Inflation Protected Securities — 1.8%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,651,410	1,980,853
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,212,360	3,773,297
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	5,557,805	4,939,716
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	6,096,780	6,045,658
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/25	4,545,538	4,445,691
Total U.S. Treasury Inflation Protected Securities (Cost — $21,466,300)				21,185,215

			Shares
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Tropicana Entertainment Inc. (Cost — $284,300)			17,138	295,631	*
Preferred Stocks — 0.4%
Financials — 0.4%
Capital Markets — 0.1%
State Street Corp.	5.900%		43,799	1,197,903	(d)
Consumer Finance — 0.3%
GMAC Capital Trust I	8.125%		158,099	4,031,524	(d)
Total Preferred Stocks (Cost — $5,056,591)				5,229,427

		Expiration Date	Contracts/ Notional Amount†
Purchased Options — 0.2%
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.HY.25 Index, Call @ $102.00		12/16/15	6,640,000	33,788
Eurodollar 1-Year Mid Curve Futures, Put @ $98.50		12/11/15	948	5,925
Eurodollar 1-Year Mid Curve Futures, Put @ $98.63		12/11/15	146	913
Eurodollar 1-Year Mid Curve Futures, Put @ $98.75		1/15/16	137	36,819
Eurodollar 1-Year Mid Curve Futures, Put @ $98.88		1/15/16	150	68,437
Eurodollar Futures, Call @ $99.50		3/14/16	822	41,100
Eurodollar Futures, Put @ $99.13		6/13/16	845	163,719
Eurodollar Futures, Put @ $99.25		6/13/16	845	285,187
Eurodollar Futures, Put @ $99.38		3/14/16	885	154,875
GBP LIBOR Futures, Put @ 98.88 GBP		9/21/16	244	19,523
GBP LIBOR Futures, Put @ 99.00 GBP		9/21/16	244	31,007

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	27

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security		Expiration Date	Contracts/ Notional Amount†	Value
Purchased Options — continued
U.S. Treasury 5-Year Notes Futures, Call @ $118.75		12/24/15	585	$233,086
U.S. Treasury 5-Year Notes Futures, Put @ $118.25		12/24/15	585	150,821
U.S. Treasury 10-Year Notes Futures, Call @ $126.50		12/24/15	95	59,375
U.S. Treasury 10-Year Notes Futures, Call @ $127.00		12/24/15	126	53,156
U.S. Treasury 10-Year Notes Futures, Call @ $128.00		12/24/15	494	84,906
U.S. Treasury 10-Year Notes Futures, Call @ $129.50		12/24/15	461	28,813
U.S. Treasury 10-Year Notes Futures, Call @ $130.00		12/24/15	884	41,437
U.S. Treasury 10-Year Notes Futures, Put @ $125.50		12/24/15	192	57,000
U.S. Treasury Long-Term Bonds Futures, Put @ $150.00		1/22/16	195	152,344
Total Purchased Options (Cost — $1,890,591)				1,702,231
Total Investments before Short-Term Investments (Cost — $1,001,181,366)				978,560,322

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 15.3%
U.S. Government Agencies — 9.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.170%	2/4/16	25,000,000	24,990,975	(n)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.195%	2/17/16	10,000,000	9,995,670	(n)
Federal National Mortgage Association (FNMA), Discount Notes	0.220%	1/7/16	32,000,000	31,992,765	(n)
Federal National Mortgage Association (FNMA), Discount Notes	0.260%	2/10/16	40,000,000	39,984,240	(n)
Total U.S. Government Agencies (Cost — $106,960,355)				106,963,650
Repurchase Agreements — 3.7%
Bank of America repurchase agreement dated 11/30/15; Proceeds at maturity — $43,700,109; (Fully collateralized by U.S. government obligations, 0.875% due 11/30/17; Market value — $44,591,191) (Cost — $43,700,000)	0.090%	12/1/15	43,700,000	43,700,000

			Shares
Money Market Funds — 2.5%
State Street Institutional Treasury Plus Money Market Fund, Premier Class (Cost — $28,951,903)	0.000%		28,951,903	28,951,903
Total Short-Term Investments (Cost — $179,612,258)				179,615,553
Total Investments — 98.4% (Cost — $1,180,793,624#)				1,158,175,875
Other Assets in Excess of Liabilities — 1.6%				18,589,638
Total Net Assets — 100.0%				$1,176,765,513

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	The coupon payment on these securities is currently in default as of November 30, 2015.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Illiquid security.

(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At November 30, 2015, the Fund held TBA securities with a total cost of $2,173,746 (See Note 1).

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	All or a portion of this loan is unfunded as of November 30, 2015. The interest rate for fully unfunded term loans is to be determined.

(n)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PLN	— Polish Zloty
PO	— Principal Only
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	29

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Securities Sold Short‡
Mortgage-Backed Securities — (0.4)%
FNMA — (0.4)%
Federal National Mortgage Association (FNMA)	3.500%	12/10/45	(2,100,000)	$(2,174,977	) (a)
Federal National Mortgage Association (FNMA)	3.500%	1/14/46	(2,100,000)	(2,169,808	) (a)
Total Securities Sold Short (Proceeds received — $(4,357,828))				$(4,344,785)

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentages indicated are based on net assets.

(a)	This security is traded on a to-be-announced (“TBA”) basis.

Schedule of Written Options
Security	Expiration Date	Strike Price		Contracts/ Notional Amount†		Value
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.25 Index, Put	12/16/15	$96.00		8,850,000	[1]	$1,322
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit CDX.NA.HY.25 Index, Call	12/16/15	103.50		6,640,000	[1]	3,675
Eurodollar Futures, Put	3/14/16	99.25		1,772		88,600
Eurodollar Futures, Put	6/13/16	99.38		845		454,188
GBP LIBOR Futures, Put	9/21/16	99.13	GBP	244		47,084
U.S. Dollar/Euro, Call	12/17/15	1.04		23,200,000		98,878
U.S. Dollar/Euro, Call	1/27/16	1.08		19,800,000		613,364
U.S. Treasury 10-Year Notes Futures, Call	12/24/15	129.00		461		36,016
U.S. Treasury 10-Year Notes Futures, Call	12/24/15	130.50		564		17,625
U.S. Treasury 10-Year Notes Futures, Put	12/24/15	126.50		424		291,500
U.S. Treasury 10-Year Notes Futures, Put	12/24/15	126.00		423		198,282
U.S. Treasury Long-Term Bonds Futures, Call	1/22/16	157.00		195		210,234
Total Written Options (Premiums received — $1,698,513)						$2,060,768

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2015

Assets:
Investments, at value (Cost — $1,180,793,624)	$1,158,175,875
Foreign currency, at value (Cost — $3,389,112)	3,181,067
Deposits with brokers for centrally cleared swap contracts	11,460,532
Interest and dividends receivable	8,417,383
Receivable for Fund shares sold	5,136,438
Foreign currency collateral for open futures contracts, at value (Cost — $5,130,977)	5,064,336
Receivable for securities sold	4,648,426
Unrealized appreciation on forward foreign currency contracts	3,387,778
Deposits with brokers for open futures contracts	2,685,693
OTC swaps, at value (premiums received — $1,330)	679,541
Deposits with brokers for purchased options	440,018
Deposits with brokers for written options	352,590
Receivable for open OTC swap contracts	71,440
Foreign currency collateral for purchased options, at value (Cost — $28,798)	28,840
Foreign currency collateral for written options, at value (Cost — $26,834)	26,874
Prepaid expenses	95,027
Total Assets	1,203,851,858

Liabilities:
Payable for securities purchased	11,710,502
Investments sold short, at value (proceeds received — $4,357,828)	4,344,785
Payable to broker — variation margin on open futures contracts	2,966,480
Written options, at value (premiums received — $1,698,513)	2,060,768
Payable for Fund shares repurchased	1,558,543
Unrealized depreciation on forward foreign currency contracts	1,449,008
Payable to broker — variation margin on centrally cleared swaps	1,068,228
Investment management fee payable	708,908
Distributions payable	371,347
Due to custodian	347,720
Service and/or distribution fees payable	105,139
Payable for open OTC swap contracts	46,712
Directors’ fees payable	3,288
Accrued expenses	344,917
Total Liabilities	27,086,345
Total Net Assets	$1,176,765,513

Net Assets:
Par value (Note 7)	$115,300
Paid-in capital in excess of par value	1,248,802,185
Overdistributed net investment income	(1,737,370)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(33,939,177)
Net unrealized depreciation on investments, futures contracts, written options, short sales, swap contracts and foreign currencies	(36,475,425)
Total Net Assets	$1,176,765,513

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	31

Statement of assets and liabilities (unaudited) (cont’d)

November 30, 2015

Net Assets:
Class A	$246,465,973
Class A2	$1,302,567
Class C	$18,565,077
Class FI	$211,138,003
Class R	$664,740
Class I	$568,636,858
Class IS	$129,992,295

Shares Outstanding:
Class A	24,139,781
Class A2	127,665
Class C	1,818,955
Class FI	20,698,898
Class R	65,092
Class I	55,697,059
Class IS	12,752,959

Net Asset Value:
Class A (and redemption price)	$10.21
Class A2 (and redemption price)	$10.20
Class C*	$10.21
Class FI (and redemption price)	$10.20
Class R (and redemption price)	$10.21
Class I (and redemption price)	$10.21
Class IS (and redemption price)	$10.19
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.66
Class A2 (based on maximum initial sales charge of 4.25%)	$10.65

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2015

Investment Income:
Interest	$21,364,989
Dividends	192,867
Total Investment Income	21,557,856

Expenses:
Investment management fee (Note 2)	3,806,230
Service and/or distribution fees (Notes 2 and 5)	478,851
Transfer agent fees (Note 5)	436,995
Registration fees	81,767
Fund accounting fees	62,550
Audit and tax fees	27,011
Legal fees	26,646
Shareholder reports	21,551
Directors’ fees	17,262
Custody fees	10,849
Insurance	7,189
Commitment fees (Note 8)	238
Miscellaneous expenses	6,734
Total Expenses	4,983,873
Net Investment Income	16,573,983

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(14,313,526)
Futures contracts	11,917,159
Written options	4,306,170
Swap contracts	(2,931,513)
Foreign currency transactions	(960,381)
Net Realized Loss	(1,982,091)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(23,117,211)
Futures contracts	(4,106,597)
Written options	(945,763)
Short sales	27,588
Swap contracts	1,243,786
Foreign currencies	(409,595)
Change in Net Unrealized Appreciation (Depreciation)	(27,307,792)
Net Loss on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	(29,289,883)
Decrease in Net Assets From Operations	$(12,715,900)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	33

Statements of changes in net assets

For the Six Months Ended November 30, 2015 (unaudited) and the Year Ended May 31, 2015	November 30	May 31

Operations:
Net investment income	$16,573,983	$31,304,753
Net realized gain (loss)	(1,982,091)	6,000,188
Change in net unrealized appreciation (depreciation)	(27,307,792)	(23,514,862)
Increase (Decrease) in Net Assets From Operations	(12,715,900)	13,790,079

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(16,047,680)	(36,389,654)
Decrease in Net Assets From Distributions to Shareholders	(16,047,680)	(36,389,654)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	374,444,082	649,691,069
Reinvestment of distributions	14,543,792	34,847,920
Cost of shares repurchased	(299,219,720)	(393,535,958)
Increase in Net Assets From Fund Share Transactions	89,768,154	291,003,031
Increase in Net Assets	61,004,574	268,403,456

Net Assets:
Beginning of period	1,115,760,939	847,357,483
End of period*	$1,176,765,513	$1,115,760,939
*Includes overdistributed net investment income of:	$(1,737,370)	$(2,263,673)

See Notes to Financial Statements.

34	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2015[2]	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$10.49	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.15	0.31	0.12	0.19	0.09
Net realized and unrealized gain (loss)	(0.27)	(0.20)	0.18	(0.10)	0.33
Total income (loss) from operations	(0.12)	0.11	0.30	0.09	0.42

Less distributions from:
Net investment income	(0.16)	(0.36)	(0.11)	(0.18)	(0.13)
Total distributions	(0.16)	(0.36)	(0.11)	(0.18)	(0.13)

Net asset value, end of period	$10.21	$10.49	$10.74	$10.55	$10.64
Total return[6]	(1.19)%	1.03%	2.86%	0.87%	4.12%

Net assets, end of period (000s)	$246,466	$54,767	$27,436	$22,877	$2,546

Ratios to average net assets:
Gross expenses	1.11%[7]	1.18%[8]	1.14%[7]	1.17%[8]	1.19%[7]
Net expenses[9]	1.11 [7]	1.18 [8]	1.14 [7,10]	1.17 [8,10]	1.16 [7,10]
Net investment income	3.04 [7]	2.92	2.76 [7]	1.80	1.38 [7]

Portfolio turnover rate[11]	39%	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2015 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 49% for the six months ended November 30, 2015, 64% for the year ended May 31, 2015, 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	35

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2015[2]	2015	2014[3]

Net asset value, beginning of period	$10.49	$10.74	$10.71

Income (loss) from operations:
Net investment income	0.15	0.28	0.02
Net realized and unrealized gain (loss)	(0.29)	(0.19)	0.03
Total income (loss) from operations	(0.14)	0.09	0.05

Less distributions from:
Net investment income	(0.15)	(0.34)	(0.02)
Total distributions	(0.15)	(0.34)	(0.02)

Net asset value, end of period	$10.20	$10.49	$10.74
Total return[4]	(1.29)%	0.90%	0.40%

Net assets, end of period (000s)	$1,303	$1,062	$10

Ratios to average net assets:
Gross expenses	1.35%[5]	1.41%	1.32%[5]
Net expenses[6]	1.35 [5]	1.41	1.32 [5]
Net investment income	2.91 [5]	2.69	2.83 [5]

Portfolio turnover rate[7]	39%	62%	48%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2015 (unaudited).

[3]	For the period May 1, 2014 (inception date) to May 31, 2014.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 49% for the six months ended November 30, 2015, 64% for the year ended May 31, 2015 and 60% for the period ended May 31, 2014.

[8]	For the five months ended May 31, 2014.

See Notes to Financial Statements.

36	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2015[2]	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$10.49	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.12	0.23	0.08	0.10	0.06
Net realized and unrealized gain (loss)	(0.28)	(0.20)	0.18	(0.09)	0.31
Total income (loss) from operations	(0.16)	0.03	0.26	0.01	0.37

Less distributions from:
Net investment income	(0.12)	(0.28)	(0.07)	(0.10)	(0.08)
Total distributions	(0.12)	(0.28)	(0.07)	(0.10)	(0.08)

Net asset value, end of period	$10.21	$10.49	$10.74	$10.55	$10.64
Total return[6]	(1.55)%	0.37%	2.39%	0.05%	3.58%

Net assets, end of period (000s)	$18,565	$19,606	$6,379	$4,946	$141

Ratios to average net assets:
Gross expenses	1.88%[7]	1.91%[8]	2.01%[7,8]	2.03%[8]	2.10%[7]
Net expenses[9]	1.88 [7]	1.91 [8]	2.00 [7,8,10]	1.99 [8,10]	1.91 [7,10]
Net investment income	2.38 [7]	2.18	1.88 [7]	0.94	0.87 [7]

Portfolio turnover rate[11]	39%	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2015 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 49% for the six months ended November 30, 2015, 64% for the year ended May 31, 2015, 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	37

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class FI Shares[1,2]	2015[3]	2015	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]

Net asset value, beginning of period	$10.48	$10.73	$10.54	$10.63	$10.13	$10.22	$9.79

Income (loss) from operations:
Net investment income	0.16	0.31	0.12	0.19	0.20	0.28	0.36
Net realized and unrealized gain (loss)	(0.29)	(0.20)	0.18	(0.09)	0.53	(0.11)	0.41
Total income (loss) from operations	(0.13)	0.11	0.30	0.10	0.73	0.17	0.77

Less distributions from:
Net investment income	(0.15)	(0.36)	(0.11)	(0.19)	(0.23)	(0.26)	(0.30)
Return of capital	—	—	—	—	—	—	(0.04)
Total distributions	(0.15)	(0.36)	(0.11)	(0.19)	(0.23)	(0.26)	(0.34)

Net asset value, end of period	$10.20	$10.48	$10.73	$10.54	$10.63	$10.13	$10.22
Total return[6]	(1.21)%	1.02%	2.85%	0.91%	7.29%	1.69%	7.99%

Net assets, end of period (000s)	$211,138	$226,485	$239,318	$210,594	$112,307	$3,613	$2,024

Ratios to average net assets:
Gross expenses	1.17%[7]	1.18%[8]	1.17%[7,8]	1.18%[8]	1.20%	1.37%	1.25%
Net expenses[9]	1.17 [7]	1.18 [8,10]	1.16 [7,8,10]	1.14 [8,10]	1.10 [10]	1.05 [10]	1.05 [10]
Net investment income	3.09 [7]	2.91	2.73 [7]	1.80	1.87	2.79	3.58

Portfolio turnover rate	39%[11]	62%[11]	48%[11]	65%[11]	85%[11]	142%[11]	131%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2015 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 1.15%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 1.05%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 49% for the six months ended November 30, 2015, 64% for the year ended May 31, 2015, 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

38	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2015[2]	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$10.50	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.14	0.28	0.10	0.15	0.11
Net realized and unrealized gain (loss)	(0.29)	(0.19)	0.18	(0.09)	0.29
Total income (loss) from operations	(0.15)	0.09	0.28	0.06	0.40

Less distributions from:
Net investment income	(0.14)	(0.33)	(0.09)	(0.15)	(0.11)
Total distributions	(0.14)	(0.33)	(0.09)	(0.15)	(0.11)

Net asset value, end of period	$10.21	$10.50	$10.74	$10.55	$10.64
Total return[6]	(1.45)%	0.83%	2.70%	0.54%	3.91%

Net assets, end of period (000s)	$665	$586	$11	$10	$10

Ratios to average net assets:
Gross expenses	1.45%[7]	1.47%[8]	1.57%[7]	1.65%[8]	1.58%[7]
Net expenses[9]	1.45 [7]	1.47 [8]	1.50 [7,10]	1.50 [8,10]	1.50 [7,10]
Net investment income	2.79 [7]	2.71	2.35 [7]	1.41	1.60 [7]

Portfolio turnover rate[11]	39%	62%	48%	65%	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2015 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 49% for the six months ended November 30, 2015, 64% for the year ended May 31, 2015, 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	39

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2015[3]	2015	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]

Net asset value, beginning of period	$10.49	$10.74	$10.55	$10.64	$10.14	$10.22	$9.80

Income (loss) from operations:
Net investment income	0.17	0.33	0.13	0.22	0.26	0.31	0.38
Net realized and unrealized gain (loss)	(0.28)	(0.19)	0.18	(0.10)	0.50	(0.10)	0.41
Total income (loss) from operations	(0.11)	0.14	0.31	0.12	0.76	0.21	0.79

Less distributions from:
Net investment income	(0.17)	(0.39)	(0.12)	(0.21)	(0.26)	(0.29)	(0.33)
Return of capital	—	—	—	—	—	—	(0.04)
Total distributions	(0.17)	(0.39)	(0.12)	(0.21)	(0.26)	(0.29)	(0.37)

Net asset value, end of period	$10.21	$10.49	$10.74	$10.55	$10.64	$10.14	$10.22
Total return[6]	(1.07)%	1.30%	2.97%	1.18%	7.53%	2.04%	8.14%

Net assets, end of period (000s)	$568,637	$534,868	$297,301	$245,613	$163,240	$110,681	$81,809

Ratios to average net assets:
Gross expenses	0.90%[7]	0.91%[8]	0.87%[7,8]	0.89%	0.90%	0.85%[8]	0.85%
Net expenses[9]	0.90 [7]	0.91 [8]	0.87 [7,8,10]	0.87 [10]	0.84 [10]	0.80 [8,10]	0.80 [10]
Net investment income	3.35 [7]	3.16	3.02 [7]	2.06	2.46	3.07	3.78

Portfolio turnover rate	39%[11]	62%[11]	48%[11]	65%[11]	85%[11]	142%[11]	131%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2015 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.90%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class I shares did not exceed 0.80%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 49% for the six months ended November 30, 2015, 64% for the year ended May 31, 2015, 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

40	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1,2]	2015[3]	2015	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]

Net asset value, beginning of period	$10.48	$10.73	$10.54	$10.63	$10.13	$10.21	$9.79

Income (loss) from operations:
Net investment income	0.18	0.35	0.13	0.22	0.26	0.32	0.38
Net realized and unrealized gain (loss)	(0.30)	(0.20)	0.18	(0.09)	0.50	(0.11)	0.41
Total income (loss) from operations	(0.12)	0.15	0.31	0.13	0.76	0.21	0.79

Less distributions from:
Net investment income	(0.17)	(0.40)	(0.12)	(0.22)	(0.26)	(0.29)	(0.33)
Return of capital	—	—	—	—	—	—	(0.04)
Total distributions	(0.17)	(0.40)	(0.12)	(0.22)	(0.26)	(0.29)	(0.37)

Net asset value, end of period	$10.19	$10.48	$10.73	$10.54	$10.63	$10.13	$10.21
Total return[6]	(1.12)%	1.40%	2.99%	1.22%	7.55%	2.03%	8.15%

Net assets, end of period (000s)	$129,992	$278,387	$276,902	$249,022	$208,054	$190,137	$216,348

Ratios to average net assets:
Gross expenses	0.80%[7]	0.81%[8]	0.82%[7,8]	0.83%[8]	0.85%	0.83%[8]	0.84%
Net expenses[9]	0.80 [7]	0.81 [8]	0.82 [7,8,10]	0.83 [8,10]	0.82 [10]	0.80 [8,10]	0.80 [10]
Net investment income	3.46 [7]	3.28	3.06 [7]	2.09	2.50	3.11	3.79

Portfolio turnover rate	39%[11]	62%[11]	48%[11]	65%[11]	85%[11]	142%[11]	131%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2015 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 0.85%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class IS shares did not exceed 0.80%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 49% for the six months ended November 30, 2015, 64% for the year ended May 31, 2015, 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	41

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

42	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$130,582,906	$0	*	$130,582,906
Industrials	—	14,933,249	397,803		15,331,052
Other corporate bonds & notes	—	267,035,456	—		267,035,456
Asset-backed securities	—	78,227,756	18,592,148		96,819,904
Collateralized mortgage obligations	—	170,588,011	9,485,217		180,073,228
Convertible bonds & notes	—	36,102	—		36,102
Mortgage-backed securities	—	24,508,283	—		24,508,283
Municipal bonds	—	1,464,739	—		1,464,739
Non-U.S. Treasury inflation protected securities	—	41,892,597	—		41,892,597
Senior loans:
Utilities	—	975,713	125,878		1,101,591
Other senior loans	—	31,999,375	—		31,999,375
Sovereign bonds	—	35,441,250	—		35,441,250
U.S. government & agency obligations	—	123,861,335	—		123,861,335
U.S. Treasury inflation protected securities	—	21,185,215	—		21,185,215
Common stocks	$295,631	—	—		295,631
Preferred stocks	5,229,427	—	—		5,229,427
Purchased options	1,617,913	84,318	—		1,702,231
Total long-term investments	$7,142,971	$942,816,305	$28,601,046		$978,560,322
Short-term investments†:
U.S. government & agency obligations	—	106,963,650	—		106,963,650
Repurchase agreements	—	43,700,000	—		43,700,000
Money market funds	28,951,903	—	—		28,951,903
Total short-term investments	$28,951,903	$150,663,650	—		$179,615,553
Total investments	$36,094,874	$1,093,479,955	$28,601,046		$1,158,175,875
Other financial instruments:
Futures contracts	$673,996	—	—		$673,996
Forward foreign currency contracts	—	$3,387,778	—		3,387,778
Centrally cleared credit default swaps on credit indices — buy protection	—	58,379	—		58,379
Centrally cleared interest rate swaps	—	1,134,680	—		1,134,680
OTC currency swaps‡	—	679,541	—		679,541
Total other financial instruments	$673,996	$5,260,378	—		$5,934,374
Total	$36,768,870	$1,098,740,333	$28,601,046		$1,164,110,249

44	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short	—	$4,344,785	—	$4,344,785
Written options	$1,296,445	764,323	—	2,060,768
Futures contracts	3,881,141	—	—	3,881,141
Forward foreign currency contracts	—	1,449,008	—	1,449,008
Centrally cleared interest rate swaps	—	13,428,396	—	13,428,396
Centrally cleared credit default swaps on credit indices — sell protection	—	388,179	—	388,179
Total	$5,177,586	$20,374,691	—	$25,552,277

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes						Senior Loans
Investments in Securities	Consumer Staples	Financials		Industrials	Asset- Backed Securities	Collateralized Mortgage Obligations	Utilities	Total
Balance as of May 31, 2015	$24,005	$0	*	$3,471,003	$5,668,813	$22,399,352	$132,979	$31,696,152
Accrued premiums/discounts	25	(1,744)		(16,947)	16,245	24,856	(401)	22,034
Realized gain (loss)[1]	—	—		9,015	(244,448)	65,963	(77)	(169,547)
Change in unrealized appreciation (depreciation)[2]	(696)	1,744		(75,676)	13,133	34,307	(1,455)	(28,643)
Purchases	—	—		—	13,537,635	4,927,108	—	18,464,743
Sales	(704)	—		(248,129)	(399,230)	(6,065,774)	(5,168)	(6,719,005)
Transfers into Level 3	—	—		—	—	—	—	—
Transfers out of Level 3[3]	(22,630)	—		(2,741,463)	—	(11,900,595)	—	(14,664,688)
Balance as of November 30, 2015	—	$0	*	$397,803	$18,592,148	$9,485,217	$125,878	$28,601,046
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2015[2]	—	$1,744		$(9,474)	$(223,307)	$149,411	$(1,455)	$(83,081)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the

46	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

accompanying Schedule of Investments. At November 30, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be

48	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2015, the total notional value of all credit default swaps to sell protection was $50,000,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended November 30, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to

50	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Currency swaps

The Fund enters into currency swap agreements to manage its exposure to currency risk. A currency swap is an agreement between the Fund and a counterparty in which interest rate cash flows are exchanged based on the notional amounts of two different currencies or exchanged based on interest rates available in the respective currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the current spot rate. The entire principal value of a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

52	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(o) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(p) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(q) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	53

Notes to financial statements (unaudited) (cont’d)

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(r) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral

54	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2015, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $3,509,776. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of November 30, 2015, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $379,464, which could be used to reduce the required payment.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	55

Notes to financial statements (unaudited) (cont’d)

(x) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total annual fund operating expenses are not expected to exceed 1.25%, 1.45%, 2.00% 1.20%, 1.50%, 0.95% and 0.85% for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation

56	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

(“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at November 30, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Expires May 31, 2016	—	—	—	$11,874	—	—	—
Expires May 31, 2017	—	—	—	1,033	—	—	—
Fees waived/expense reimbursements subject to recapture	—	—	—	$12,907	—	—	—

For the six months ended November 30, 2015, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2015, LMIS and its affiliates retained sales charges of $1,569 and $598 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the six months ended November 30, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$400	$2,626

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended November 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$248,979,193	$228,509,642
Sales	221,532,153	218,372,690

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	57

Notes to financial statements (unaudited) (cont’d)

At November 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,417,796
Gross unrealized depreciation	(44,035,545)
Net unrealized depreciation	$(22,617,749)

At November 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	11	3/16	$2,393,067	$2,393,016	$(51)
U.S. Treasury 5-Year Notes	207	3/16	24,546,313	24,566,695	20,382
U.S. Treasury Long-Term Bonds	773	3/16	118,560,435	119,042,000	481,565
					501,896
Contracts to Sell:
90-Day Eurodollar	3,466	3/16	861,169,774	860,997,725	172,049
90-Day Eurodollar	739	12/16	182,578,486	182,690,038	(111,552)
Euro-Bund	508	12/15	82,332,990	84,969,291	(2,636,301)
Japanese 10-Year Bonds	72	12/15	86,355,015	86,873,761	(518,746)
U.S. Treasury 10-Year Notes	1,806	3/16	227,841,248	228,346,125	(504,877)
U.S. Treasury Ultra Long-Term Bonds	112	3/16	17,635,386	17,745,000	(109,614)
					(3,709,041)
Net unrealized depreciation on open futures contracts					$(3,207,145)

During the six months ended November 30, 2015, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of May 31, 2015	10,306,698	$1,481,658
Options written	85,047,489	6,737,378
Options closed	(36,852,991)	(5,862,362)
Options exercised	—	—
Options expired	(6,268)	(658,161)
Written options, outstanding as of November 30, 2015	58,494,928	$1,698,513

At November 30, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	1,300,194,532	USD	19,719,039	Bank of America N.A.	1/19/16	$(371,477)
USD	4,921,042	CNY	31,630,000	Bank of America N.A.	1/19/16	(7,403)
COP	5,512,640,000	USD	1,778,271	Barclays Bank PLC	1/19/16	(29,824)
JPY	945,160,000	USD	7,904,758	Barclays Bank PLC	1/19/16	(214,525)
SGD	5,000,000	USD	3,560,011	Barclays Bank PLC	1/19/16	(20,991)
USD	15,576,246	EUR	13,590,000	Barclays Bank PLC	1/19/16	1,196,069

58	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	704,658	MXN	11,800,211	Barclays Bank PLC	1/19/16	$(4,904)
CAD	9,930,000	USD	7,637,698	Citibank, N.A.	1/19/16	(202,087)
JPY	387,840,000	USD	3,252,245	Citibank, N.A.	1/19/16	(96,611)
NOK	62,360,000	USD	7,667,999	Citibank, N.A.	1/19/16	(496,686)
USD	5,013,062	CNY	32,180,000	Citibank, N.A.	1/19/16	(1,082)
USD	9,925,035	CNY	63,550,000	Citibank, N.A.	1/19/16	22,957
USD	4,935,958	COP	14,401,890,000	Citibank, N.A.	1/19/16	368,103
USD	12,832,953	EUR	11,210,267	Citibank, N.A.	1/19/16	970,876
MXN	72,939,122	USD	4,355,298	Citibank, N.A.	2/16/16	22,844
SGD	5,940,000	USD	4,203,411	Citibank, N.A.	2/16/16	(3,418)
USD	15,282,281	EUR	14,025,331	Citibank, N.A.	2/16/16	429,748
USD	35,948,835	JPY	4,373,121,871	Citibank, N.A.	2/16/16	347,345
USD	1,364,223	JPY	165,039,620	Credit Suisse	2/16/16	20,639
USD	324,494	EUR	297,736	UBS AG	2/16/16	9,197
Total						$1,938,770

Abbreviations used in this table:
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
EUR	— Euro
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
SGD	— Singapore Dollar
USD	— United States Dollar

At November 30, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.25 Index)	$20,000,000	12/20/20	5.000% quarterly	$422,968	$701,362	$(278,394)
Chicago Mercantile Exchange (Markit CDX.NA.IG.25 Index)	30,000,000	12/20/20	1.000% quarterly	230,584	340,369	(109,785)
Total	$50,000,000			$653,552	$1,041,731	$(388,179)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.23 Index)	$7,294,400	12/20/19	5.000% quarterly	$(454,700)	$(513,079)	$58,379

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	59

Notes to financial statements (unaudited) (cont’d)

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date		Payments Made by the Fund†		Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	$150,250,000	6/30/22		1.730% semi-annually		3-Month LIBOR	$(326,410)	$1,134,680
Chicago Mercantile Exchange	8,390,000	7/31/22		1.853% semi-annually		3-Month LIBOR	—	(15,068)
Chicago Mercantile Exchange	9,220,000	7/31/22		1.862% semi-annually		3-Month LIBOR	—	(21,761)
Chicago Mercantile Exchange	75,750,000	7/31/22		2.030% semi-annually		3-Month LIBOR	(147,913)	(831,266)
Chicago Mercantile Exchange	34,472,000	10/31/22		1.900% semi-annually		3-Month LIBOR	66,368	(56,900)
Chicago Mercantile Exchange	79,450,000	11/15/43		2.224% 1 Time		3-Month LIBOR	(2,436,242)	(12,503,401)
Total	$357,532,000						$(2,844,197)	$(12,293,716)

OTC CURRENCY SWAPS
Swap Counterparty	Notional Amount Received*	Notional Amount Delivered*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$1,904,000	1,400,000	EUR	7/1/24	7.250%	9.005%	$(1,330)	$680,871

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

At November 30, 2015, the Fund held collateral received from Barclays Capital Inc., in the amount of $577,533. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

60	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$1,668,443	—	$33,788	$1,702,231
Futures contracts[3]	673,996	—	—	673,996
OTC swap contracts[4]	—	$679,541	—	679,541
Centrally cleared swap contracts[5]	1,134,680	—	58,379	1,193,059
Forward foreign currency contracts	—	3,387,778	—	3,387,778
Total	$3,477,119	$4,067,319	$92,167	$7,636,605

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$1,343,529	$712,242	$4,997	$2,060,768
Futures contracts[3]	3,881,141	—	—	3,881,141
Centrally cleared swap contracts[5]	13,428,396	—	388,179	13,816,575
Forward foreign currency contracts	—	1,449,008	—	1,449,008
Total	$18,653,066	$2,161,250	$393,176	$21,207,492

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	61

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(5,223,944)	$(233,660)	$(62,671)	$(5,520,275)
Written options	4,050,227	—	255,943	4,306,170
Futures contracts	11,917,159	—	—	11,917,159
Swap contracts	(3,068,868)	27,823	109,532	(2,931,513)
Forward foreign currency contracts[2]	—	(531,373)	—	(531,373)
Total	$7,674,574	$(737,210)	$302,804	$7,240,168

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(6,750)	—	$(6,430)	$(13,180)
Written options	(792,613)	$(240,965)	87,815	(945,763)
Futures contracts	(4,106,597)	—	—	(4,106,597)
Swap contracts	1,432,696	97,120	(286,030)	1,243,786
Forward foreign currency contracts[2]	—	(346,259)	—	(346,259)
Total	$(3,473,264)	$(490,104)	$(204,645)	$(4,168,013)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended November 30, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,053,717
Written options	1,123,695
Futures contracts (to buy)	323,237,596
Futures contracts (to sell)	1,206,865,496
Forward foreign currency contracts (to buy)	85,641,570
Forward foreign currency contracts (to sell)	138,675,371

Average Notional Balance
Interest rate swap contracts	$176,422,429
Credit default swap contracts (to buy protection)	8,965,371
Credit default swap contracts (to sell protection)	7,142,857
Currency swap contracts	1,904,000

62	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$1,702,231	$(468,858)	$1,233,373
OTC swap contracts	679,541	(577,533)	102,008
Forward foreign currency contracts	3,387,778	—	3,387,778
Total	$5,769,550	$(1,046,391)	$4,723,159

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$2,060,768	$(379,464)	$1,681,304
Futures contracts[5]	2,966,480	(2,966,480)	—
Centrally cleared swap contracts[5]	1,068,228	(1,068,228)	—
Forward foreign currency contracts	1,449,008	—	1,449,008
Total	$7,544,484	$(4,414,172)	$3,130,312

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$106,521	$27,604
Class A2	1,491	1,747
Class C	97,778	7,199
Class FI	272,019	123,644
Class R	1,042	313
Class I	—	276,028
Class IS	—	460
Total	$478,851	$436,995

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	63

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended November 30, 2015	Year Ended May 31, 2015
Net Investment Income:
Class A	$1,244,753	$1,344,277
Class A2	16,710	18,634
Class C	223,077	362,968
Class FI	3,256,469	8,111,620
Class R	5,607	6,395
Class I	9,066,411	16,164,065
Class IS	2,234,653	10,381,695
Total	$16,047,680	$36,389,654

7. Capital shares

At November 30, 2015, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	20,330,676	$209,093,410	4,209,773	$44,449,457
Shares issued on reinvestment	98,786	1,016,259	115,891	1,220,772
Shares repurchased	(1,509,482)	(15,521,948)	(1,661,147)	(17,558,859)
Net increase	18,919,980	$194,587,721	2,664,517	$28,111,370

Class A2
Shares sold	40,963	$423,075	105,127	$1,112,108
Shares issued on reinvestment	1,621	16,710	1,777	18,630
Shares repurchased	(16,181)	(167,291)	(6,578)	(69,209)
Net increase	26,403	$272,494	100,326	$1,061,529

Class C
Shares sold	241,942	$2,498,839	1,529,130	$16,195,666
Shares issued on reinvestment	20,674	213,271	33,382	350,934
Shares repurchased	(312,770)	(3,219,989)	(287,637)	(3,028,607)
Net increase (decrease)	(50,154)	$(507,879)	1,274,875	$13,517,993

Class FI
Shares sold	1,330,040	$13,726,929	4,986,235	$52,949,690
Shares issued on reinvestment	315,771	3,254,233	768,958	8,107,352
Shares repurchased	(2,551,254)	(26,334,941)	(6,455,458)	(68,034,553)
Net decrease	(905,443)	$(9,353,779)	(700,265)	$(6,977,511)

64	Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
	Shares	Amount	Shares	Amount
Class R
Shares sold	48,506	$498,590	57,208	$601,580
Shares issued on reinvestment	329	3,391	420	4,406
Shares repurchased	(39,556)	(409,740)	(2,814)	(29,446)
Net increase	9,279	$92,241	54,814	$576,540

Class I
Shares sold	13,992,838	$144,680,231	38,408,712	$407,175,646
Shares issued on reinvestment	761,559	7,853,678	1,411,909	14,860,890
Shares repurchased	(10,033,704)	(103,566,140)	(16,527,867)	(174,344,688)
Net increase	4,720,693	$48,967,769	23,292,754	$247,691,848

Class IS
Shares sold	340,563	$3,523,008	12,108,301	$127,206,922
Shares issued on reinvestment	212,257	2,186,250	975,674	10,284,936
Shares repurchased	(14,362,159)	(149,999,671)	(12,335,559)	(130,470,596)
Net increase (decrease)	(13,809,339)	$(144,290,413)	748,416	$7,021,262

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended November 30, 2015, the Fund incurred a commitment fee in the amount of $238. The Fund did not utilize the Redemption Facility during the period ended November 30, 2015.

9. Capital loss carryforward

As of May 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2016	$(1,073,088)
5/31/2017	(13,463,088)
5/31/2018	(2,910,316)
$(17,446,492)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $1,760,527, which have no expiration date, must be used first to offset any such gains.

Western Asset Total Return Unconstrained Fund 2015 Semi-Annual Report	65

Board approval of management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Subadvisers,” and together with Western Asset, the “Subadvisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 24, 2015 and October 20 and 27, 2015. At a meeting held on November 17, 2015, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Subadvisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management

66	Western Asset Total Return Unconstrained Fund

and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of its peer group, and to its investment benchmark over the one-, three- and five-year periods ended August 31, 2015. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the one-year period, was approximately the same as its peer average for the three-year period, and was lower that its peer average for the five-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group, noting that the multi-sector income funds are an evolving asset classification and that the Fund’s unique characteristics made comparisons to its investment benchmark and peer group more difficult.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by the Subadvisers. The Directors observed that the management fee paid by the Fund to LMPFA was higher than the average of the fees paid by funds in its peer group, and total expenses for the Fund were higher than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the

Subadvisers, including, among others, the profitability of the relationship to LMPFA and the

Western Asset Total Return Unconstrained Fund	67

Board approval of management and advisory agreements (unaudited) (cont’d)

Subadvisers; the direct and indirect benefits that LMPFA and each Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

68	Western Asset Total Return Unconstrained Fund

Western Asset

Total Return Unconstrained Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Total Return Unconstrained Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012827 1/16 SR15-2684

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 22, 2016